INVESTOR PRESENTATION MAY 2025

2 PRESENTATION OF FINANCIAL MEASURES & FORWARD-LOOKING STATEMENTS The financial information presented in this presentation includes non-GAAP financial measures such as Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted net income per share,diluted to provide measures that we believe are useful to investors in evaluating the Company’s performance. These non-GAAP financial measures are supplemental measures of the Company’s performance that are neither required by, nor presented in accordance with GAAP. These financial measures should not be considered in isolation or as substitutes for GAAP financial measures such as net income or any other performance measures derived in accordance with GAAP. In addition, in the future, the Company may incur expenses or charges such as those added back to calculate these non-GAAP measures. The Company’s presentation of these non-GAAP measures should not be construed as an inference that the Company’s future results will be unaffected by similar amounts or other unusual or nonrecurring items. Same club sales refers to year-over-year sales comparisons for the same club sales base of both corporate-owned and franchisee-owned clubs, which is calculated for a given period by including only sales from clubs that had sales in the comparable months of both years. We define the same club sales base to include those clubs that have been open and for which monthly membership dues have been billed for longer than 12 months. We measure same club sales based solely upon monthly dues billed to members of our corporate-owned and franchisee-owned clubs. The non-GAAP financial measures used in our long-term growth targets will differ from their most directly comparable GAAP measures in ways similar to those in reconciliations the Company has previously provided in its disclosure with the Securities and Exchange Commission (SEC). We do not provide a reconciliation of growth targets for Adjusted EBITDA or Adjusted net income per share, diluted to the most directly comparable GAAP measure because we are not able to predict with reasonable certainty the amount or nature of all items that will be included for the applicable period. Accordingly, a reconciliation of the Company’s growth targets for these non-GAAP measures to the most directly comparable GAAP measure cannot be made available without unreasonable effort. These items are uncertain, depend on many factors and could have a material impact on our AdjustedEBITDA and Adjusted net income per share, diluted for the applicable period. This presentation contains “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include the Company’s statements with respect to expected future performance presented under the heading “2025 Outlook,” the Company’s expected membership growth and club growth, share repurchases and the timing thereof, ability to deliver future shareholder value, and other statements, estimates and projections that do not relate solely to historical facts. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “envision,” “estimate,” “expect,” “intend,” “may,” “might,” “goal,” “plan,” “prospect,” “predict,” “project,” “target,” “potential,” “assumption,” “will,” “would,” “could,” “should,” “continue,” “ongoing,” “contemplate,” “future,” “strategy” and similar references to future periods, although not all forward- looking statements include these identifying words. Forward-looking statements are not assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of the business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause our actual results to differ materially include competition in the fitness industry, the Company’s and franchisees’ ability to attract and retain members, the Company’s and franchisees’ ability to identify and secure suitable sites for new franchise clubs, changes in consumer demand, changes in equipment costs, the Company’s ability to expand into new markets domestically and internationally, operating costs for the Company and franchisees generally, availability and cost of capital for franchisees, acquisition activity, developments and changes in laws and regulations, our substantial increased indebtedness as a result of our refinancing and securitization transactions and our ability to incur additional indebtedness or refinance that indebtedness in the future, our future financial performance and our ability to pay principal and interest on our indebtedness, our corporate structure and tax receivable agreements, failures, interruptions or security breaches of the Company's information systems or technology, general economic conditions and the other factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2024 and the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2025, as well as the Company’s other filings with the Securities and Exchange Commission. In light of the significant risks and uncertainties inherent in forward-looking statements, investors should not place undue reliance on forward-looking statements, which reflect the Company’s views only as of the date of this press release. Except as required by law, neither the Company nor any of its affiliates or representatives undertake any obligation to provide additional information or to correct or update any information set forth in this release, whether as a result of new information, future developments or otherwise.

3 PLANET FITNESS AT A GLANCE ENHANCING PEOPLE’S LIVES BY PROVIDING A HIGH-QUALITY FITNESS EXPERIENCE IN A WELCOMING, NON-INTIMIDATING ENVIRONMENT, WHICH WE CALL THE JUDGEMENT FREE ZONE ® 2,7412 Clubs Worldwide Corporate HQ Hampton, NH NYSE: PLNT 2015 IPO $7.9 Billion1 Market Cap 1. As of 4/22/2025 2. As of 3/31/2025 2,741 Clubs 20.6M Members 6.1% Same Club Sales Increase 11.5% Revenue Growth 10.1% Adj. EBITDA Growth 42.3% Adj. EBITDA Margin Q1 2025 RESULT

4 WHY INVEST IN PLANET FITNESS • Industry Leader Largest fitness franchise by number of members and locations • Growing & Successful Business Model Supporting increased consumer prioritization of health wellness, especially among Gen-Z • Historical Financial Performance Strong track record of consistent positive system-wide same club sales growth • Disciplined Capital Allocation Prioritizing high-return investments while also remaining asset-light • Proven & Experienced Management Team Significant experience in building successful franchise model businesses

5 FITNESS MARKET OVERVIEW 20M 40M 60M 80M U.S. Fitness Facility Members5• 83% of the U.S. population and 58% of the global population live in urban areas, which is expected to increase to 89% and 69% by 2050, respectively.1 • Between 2010 and 2019, the average apartment size in the U.S. shrank by 90 square feet2, leaving less room for at-home fitness equipment • Strength training with free weights catapulted to the #2 fitness trend globally in 2023, while the at- home exercise trend fell out of the top 103 • The share of Americans that regularly engage in strength training grew by 10 percentage points from 1998 to 2018 but remains below 30%4 1. United Nations Population Division 2. U.S. Census Bureau 3. American College of Sports Medicine 4. Journal of Physical Activity and Health 5. 2024 U.S. Health & Fitness Consumer Report

6 Judgement Free DIFFERENTIATED MODEL Streamlined Operating Model Re-equip Schedules Great Value ~80% Who Don't Belong to a Gym Unique Royalty Stream 30+ years of consistent growth Asset-light 90% franchise, 10% corporate-owned model DISRUPTIVE BRAND DISCIPLINED FRANCHISE MODEL

7 2,741 Clubs1 483 198 7433 PLNT 2nd Largest 3rd Largest All Others HVLP Landscape SIGNIFICANT SIZE & SCALE ADVANTAGE Clubs & Membership Marketing 6.6x the number of members of closest competitor • More than $1B2 spend on marketing systemwide since 2015 IPO • Spent over $330M in systemwide marketing 2024 • #1 in aided/unaided brand awareness4 1. As of 3/31/2025 2. As of 12/31/2024 3. Next 16 largest U.S. gym concept peers as tracked by Vivixx and Pathmatic 4. PF Brand Health, Magid Research, Winter 2023

8 DIFFERENTIATED FITNESS CONCEPT WITH BROAD DEMOGRAPHIC APPEAL Proven success of increasing penetration of each successive generation Balanced Member Mix Nearly 50/50 of split of female vs male members1 26% of members have incomes under $50K2 35% of members have incomes over $100K2 COMPELLING VALUE 46% of members are under age 351 20% of members are over age 551 ALL AGES 14+ CAN JOIN GENERATIONAL MIX GEN X MILLENNIAL GEN Z (15+) BOOMER+ GEN X MILLENNIAL GEN Z (15+) BOOMER+ Q1 2020 15.5M MEMBERS Q1 2025 20.6M MEMBERS 4% Penetration 6% Penetration 8% Penetration 6% Penetration 18% 28% 40% 14% 4% Penetration 7% Penetration 9% Penetration 10% Penetration 14% 22% 35% 29% 1. As of year-end 2024 data 2. Civis segmentation data 2023

9 LONG TRACK RECORD OF STRONG SCS GROWTH 8% 9% 10% 10% 9% NM NM 11% 9% 6% 4% 4% 5% 6% 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 15 straight quarters of positive SCS SCS during fiscal years 2020 and 2021 were adversely affected by the COVID-19 pandemic, and the Company did not report the results. Includes Q3 and Q4 2021.

10 STREAMLINED, EASY-TO-OPERATE & PROFITABLE STORE MODEL Illustrative Franchise Unit Economics Unit build out cost $2.4mm - $4.0mm1 Average Unit Volume (Annual) $1.9mm2 Mature Four-Wall Adj. EBITDA 35.1%2 Membership increases have little to no impact on operating costs3 1. Based on sample set of 68 clubs across a wide range of U.S. geographies in 2023 2. Based on FY 2024 period for corporate-owned clubs open more than 12 months 3. Excluding royalty and advertising costs Automatic, recurring revenue model Streamlined operations = consistent customer experience Minimal required staffing & working capital needs No perishable inventory Highlight attractive club level margins

11 PROPELLING OUR BRAND FORWARD

12 OUR STRATEGIC IMPERATIVES 1. Redefining our Brand Strategy 2. Enhancing our Member Experience 3. Refining our Product & Optimizing our Format 4. Accelerating New Club Growth

13 REDEFINING OUR BRAND STRATEGY BROADENING OUR AUDIENCE • Expand target audience to include current, former, non-members, and competitive gym users • Strengthen positioning as a welcoming club for all fitness levels • Support and encourage members’ progress throughout all stages of their fitness journey • Highlight the value of membership beyond just affordability • Use marketing to showcase the extensive, top-quality equipment for an unmatched fitness experience EMPHASIZING “HIGH VALUE” • Highlight balanced offering of equipment to meet consumers' evolving needs • Align with the rising popularity of strength training among all gym- goers, particularly Gen Z STRENGTH EQUIPMENT FOCUS

14 ENHANCING OUR MEMBER EXPERIENCE The value we offer to our members goes well beyond the walls of a Planet Fitness • Members can bring the Judgement Free Zone® anywhere with more than 500 digital workouts in the PF app • Members receive exclusive discounts through our Perks program, with a total of $10M in savings redeemed in 2024 • Standardizing our member feedback system across all clubs to enable faster responses to feedback and continuous improvements to the club experience. #1 Most Downloaded Fitness App

15 REFINING OUR PRODUCT & OPTIMIZING OUR FORMAT • Moving clubs to a more balanced footprint of cardio and strength equipment • More than 60% of franchisees opted-in to adding additional strength equipment in 2024 • Option to remove 30-minute workout area to create space for more functional training

16 ACCELERATING NEW CLUB GROWTH • Implemented two key initiatives in 2024 to enhance growth: • New Growth Model to help lower the cost of opening and operating a club • Increased monthly Classic Card price from $10 to $15 • On a path to accelerate growth to expand to 5,000 locations domestically planet fitness

NEW GROWTH MODEL

Focused on enhancing Planet Fitness's already strong new club economics and reducing capital requirements for opening and operating a Planet Fitness franchise location.

	New Model	Previous Model
Franchise Agreements	• 12- year Franchise Agreement • $0 Initial Fee[3] • Remodel at Renewal – Year 12 • $20K Renewal Fee	• 10-year Franchise Agreement • $20K Initial Fee • Remodel at Renewal – Year 10 • $20K Renewal Fee
Re-Equips[1]	• Cardio Re-Equip Years 5, 6, 7 • Strength Re-Equip Year 7, 8, 9	• Cardio Re-Equip Year 5 • Strength Re-Equip Year 7
Initial Investment[2]	• Targeted 5-10% Reduction for New Club Investment • Targeted 5-10% Reduction for Remodel	• New Club Capital ~$3M • Remodel ~$1M
Area Development Agreements	• 6-Month Cure Periods	• Limited 12-Month Grace Periods
Join Fee	• Percentage-Based Fee or all Joins (regardless of join channel)	• $5 Web Join Fee on all Digital out of club joins

1. Determined based on club usage. 2. Inclusive of initial franchise fee. 3. For franchise agreements in an Area Development Agreement.

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18 USA Canada Mexico Australia Panama Spain Club Count 2,585 83 35 24 7 7 % of Pop. with Gym Membership 24% 11% 6% 15% 2% 12% GLOBAL GROWTH Gaining scale and density in key growth markets PF data as of Q1’25 Gym penetration – IHRSA 2023

19 FINANCIAL OVERVIEW

20 CONSISTENT TRACK RECORD OF GROWTH 1,066 1,255 1,456 1,666 1,903 2,021 2,142 2,176 2,319 2,445 58 58 62 76 98 103 112 234 256 277 1,124 1,313 1,518 1,742 2,001 2,124 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Total Clubs Corporate-owned Franchised 8% 9% 10% 10% 9% NM NM 11% 9% 5% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Same Club Sales Growth 7.3 8.9 10.6 12.5 14.4 13.5 15.2 17.0 18.7 19.7 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Total Members (in millions) $123 $151 $184 $222 $280 $119 $222 $366 $435 $488 37% 40% 43% 39% 44% 33% 42% 42% 43% 41% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Adjusted EBITDA (in millions) Margin CAGR: 12%CAGR: 10% CAGR: 17% 2,254 2,410 2,575 2,722 90%90%90%95%95%95%96%96%96%94%% Fran.

21 4.7x 4.6x 4.4x 4.7x* 4.6x 4.5x 4.3x Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 STRONG BALANCE SHEET MANAGEMENT $280M Accelerated Share Repurchase Total Debt/AEBITA $20M Open Market Repurchase Share Repurchase *Refinanced and upsized a tranche of securitized debt and executed ASR Leverage calculated using TTM EBITDA $50M Open Market Repurchase

22 Capital Investments Share Repurchases • New clubs • Remodels • Re-equip existing clubs • Technology • Inorganic growth • Annual repurchase of ~1M shares • Option to increase where appropriate PRIORITIZING HIGH-RETURN INVESTMENTS AND COMMITTED TO ASSET-LIGHT MODEL

23 2025 OUTLOOK • New club openings of between 160 and 170 • New equipment placements of between 130 and 140 in franchisee-owned locations • System-wide same club sales growth of between 5% - 6% REVENUE ADJ. EBITDA ADJ. NET INCOME ADJ. NET INCOME PER DILUTED SHARE1 NET INTEREST EXPENSE CAPITAL EXPENDITURES3 ~ 10% Growth2 ~ 10% Growth2 8% to 9% Growth2 11% to 12% Growth2 ~ $86.0 Million 20% Growth2 1. Based on adjusted diluted weighted-average shares outstanding ofapproximately 84.5 million 2. Represents growth over 2024 results 3. Driven by technology, entry into Spain, and corporate club remodels and relocations

24 APPENDIX

planet fitness

PROVEN & EXPERIENCED MANAGEMENT TEAM

COLLEEN KEATING Chief Executive Officer



- Joined June 2024
- Over 30 years of management experience
- Previously served as CEO of FirstKey Homes, COO Americas at InterContinental Hotels Group

PAUL BARBER Chief Information Officer



- Joined October 2022
- Over 20 years of IT leadership experience
- Previously had senior information technology roles at United Natural Foods Inc., Dunkin' Brands, Yum! Brands and others

BILL BODE Chief Operating Officer



- Joined October 2016
- Over 30 years of franchise experience
- Previously Regional Vice President with Dunkin' Brands, Inc.

JAY STASZ Chief Financial Officer



- Joined November 2024
- Over 25 years of financial leadership experience
- Previously CFO at Savers Value Village and Ollie's Bargain Outlet

MCCALL GOSSELIN Chief Corporate Affairs Officer



- Joined in February 2013
- Nearly 20 years of communications and franchise experience
- Named a Top Woman in PR by PR News
- Previously held global communications roles at Dunkin' Brands

JENNIFER SIMMONS Chief Strategy Officer



- Joined November 2013
- Over 15 years of business planning experience
- Previously had finance and business planning roles at Timberland, PepsiCo and Fisher Scientific International

CHIP OHLSSON Chief Development Officer



- Joined February 2025
- Over 30 years of hospitality experience
- Previously EVP & CDO at Wyndham Hotels & Resorts

BRIAN POVINELLI Chief Marketing Officer



- Joined in February 2025
- Over 30 years of experience in hospitality and apparel brands
- Previously global head of marketing & brand at Marriot International

JUSTIN VARTANIAN General Counsel



- Joined March 2014
- Over 15 years of legal experience
- Previously corporate attorney at Devine Millimet

OUR MANAGEMENT TEAM MAINTAINS OUR STRONG ONE TEAM ONE PLANET CULTURE

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26 INCOME STATEMENT

27 BALANCE SHEET

28 CASH FLOW STATEMENT

29 NON-GAAP FINANCIAL MEASURES